[LOGO] MetLife Investors                                 INDIVIDUAL VARIABLE                          SEND APPLICATION AND CHECK TO:
                                                         ANNUITY APPLICATION                                 FIRST METLIFE INVESTORS
Home Office Address (no correspondence)                                                                            INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                                                           Policy Service Office: P.O. Box 10366
                                                                                                         Des Moines, Iowa 50306-0366
First MetLife Investors NY 6                                                                       FOR ASSISTANCE CALL: 800 848-3854
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ACCOUNT INFORMATION
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1. ANNUITANT
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   ---------------------------------------------------------------   Social
   Name         (First)         (Middle)      (Last)                 Security Number               --              --
                                                                                     --------------  --------------  --------------

                                                                     Sex [ ] M [ ] F     Date of Birth       /      /
                                                                                                       ------ ------ ------

   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
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   Correspondence is sent to the Owner.
                                                                     Social
   ---------------------------------------------------------------   Security/Tax ID Number             --            --
   Name         (First)         (Middle)      (Last)                                        ------------  ------------  -----------

                                                                     Sex [ ] M [ ] F     Date of Birth/Trust       /      /
                                                                                                            ------- ------ ------
   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
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3. JOINT OWNER
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   ---------------------------------------------------------------   Social
   Name         (First)         (Middle)      (Last)                 Security Number               --              --
                                                                                     --------------  --------------  --------------

                                                                     Sex [ ] M [ ] F     Date of Birth       /      /
                                                                                                       ------ ------ ------

   ---------------------------------------------------------------
   Address      (Street)        (City)        (State)     (Zip)      Phone (    )
                                                                            ----  -------------------------------------------------
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4. BENEFICIARY
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  --        --
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   Primary Name                           Address                      Relationship         Social Security Number            %
                                                                                                   --        --
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   Primary Name                           Address                      Relationship         Social Security Number            %
                                                                                                   --        --
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   Contingent Name                        Address                      Relationship         Social Security Number            %
                                                                                                   --        --
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   Contingent Name                        Address                      Relationship         Social Security Number            %
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5. PLAN TYPE                                                                                 6. PURCHASE PAYMENT
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   [ ] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
   QUALIFIED                                                                                 ----------------------------------
   [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
   [ ] 403(B) TSA ROLLOVER*
   408 IRA* (check one of the options listed below)                                          Initial Purchase
   Traditional IRA              SEP IRA                      Roth IRA                        Payment $
   ---------------              -------                      --------                                 -----------------------------
   [ ] Transfer                 [ ] Transfer                 [ ] Transfer                               Make Check Payable to First
   [ ] Rollover                 [ ] Rollover                 [ ] Rollover                                    MetLife Investors
   [ ] Contribution -- Year     [ ] Contribution -- Year     [ ] Contribution -- Year
                           -----                        -----                        -----   (Estimate dollar amount for 1035
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          exchanges, transfers, rollovers, etc.)

                                                                                             Minimum Initial Purchase Payment:
                                                                                             $10,000 Non-Qualified $10,000 Qualified
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6404 (6/05)                                                                                                             APVA1105PPNY

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SIGNATURES
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7. SPECIAL REQUESTS
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8. REPLACEMENTS
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Does the applicant have any existing life insurance policies or annuity contracts?             [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [ ] Yes [ ] No

If "Yes," applicable disclosure and replacement forms must be attached.
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9. ACKNOWLEDGEMENT AND AUTHORIZATION
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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH
APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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                                    (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


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                                                  (JOINT OWNER SIGNATURE & TITLE)


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                                            (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


Signed at
          --------------------------------------------------------------------------------------------------------------------------
                (City)                          (State)

Date
     ----------------------------------------------------------------------------

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10. AGENT'S REPORT
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Does the applicant have any existing life insurance policies or annuity contracts?             [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [ ] Yes [ ] No


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                                                         AGENT'S SIGNATURE

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                                                               Phone

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                                                      Agent's Name and Number

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                                                      Name and Address of Firm

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                                             State License ID Number (Required for FL)

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                                                        Client Account Number

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Home Office Program Information:
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Select one. Once selected, the option cannot be changed.

Option A          Option B          Option C
         --------          --------          --------
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6404 (6/05)                                                                                                             APVA1105PPNY